Exhibit 10.28
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.
NITROSECURITY, INC.
Convertible Non-Transferable Note Due December 31, 2007

$1,000,000	November 21, 2006

NitroSecurity, Inc., a Delaware corporation (the “Company” or the “Maker”), for value received, hereby promises to pay to Brookline Venture Partners I, LLC (the “Lender”), or registered assigns, the principal sum of One Million Dollars ($1,000,000) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) on December 31, 2007 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of eight percent (8%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note; provided, however, that the aggregate unpaid principal amount of all Advances, and all accrued interest thereon, shall be due and payable in full upon the consummation of (i) an Investor Sale or (ii) a Company Sale.
For the purposes hereof, an “Investor Sale” shall mean the consummation of the sale of shares of capital stock of the Company (other than a sale of shares of capital stock of the Company to officers, directors or employees of, or consultants to, the Company in their respective capacities as such) after the date hereof which results in aggregate gross proceeds (in one closing or a series of closings) to the Company of not less than $3,500,000. For the purposes hereof, a “Company Sale” shall mean the sale of all or substantially all of the business or assets of the Company to persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including a transaction or transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).
1. Advances. From time to time prior to the Maturity Date, and so long as no Event of Default (as defined in Section 6) exists, the Lender shall make advances (the “Advances”) to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $1,000,000. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least three business days prior to the requested date of such Advance and shall specify the date of such Advance and the amount of such Advance. Each Advance shall be in the minimum amount of $250,000. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.
2. Conversion. This Note shall be subject to conversion as set forth below:
     (a) General.
          (i) Optional Conversion. The holder of this Note shall have the right, at its option, at any time prior to the close of business on December 31, 2007 to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of Series C Preferred Stock of the Company, at the Conversion Price. The Conversion Price shall be 85% of the applicable conversion price for the Series C Preferred Stock pursuant to the Certificate of Incorporation of the Company. Upon such conversion of this Note, subject to the provisions of Section 2(c) below, the holder of this Note shall be entitled to a number of shares of Series C Preferred Stock determined by dividing (i) the then outstanding principal amount of this Note and accrued interest thereon by (ii) the Conversion Price. In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the entire principal amount of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. No partial conversions of this Note shall be permitted.
          (ii) Company Sale Conversion. The Company shall cause notice of a Company Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least twenty (20) days prior to the consummation of such Company Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within ten (10) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iii) Investor Sale Conversion. The Company shall cause notice of an Investor Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least five (5) days prior to the date fixed for the closing of such Investor Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within two (2) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iv) Adjustment of Conversion Price. In case the Company shall:
               (1) declare a dividend of Common Stock on its Common Stock,

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               (2) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,
               (3) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or
               (4) take any of the actions set forth in the prior clauses (1) through (3) above with respect to the Series C Preferred Stock, then, to the extent appropriate adjustment of the foregoing is not reflected through the terms of the Company’s Certificate of Incorporation, the number of shares of preferred stock or other capital stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon a conversion of this Note the number of shares of preferred stock or other capital stock which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.
In each such case in clauses (1), (2), (3) or (4), the adjustment made pursuant to this Section 2(a)(iv) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(iv), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.
     (b) Mechanics of Conversion.
          (i) When surrendered for conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof.
          (ii) Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the holder to receive shares of capital stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

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     (c) Fractional Shares. No fractional shares of capital stock shall be issuable upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the applicable Conversion Price.
     (d) Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
3. Requirements for Transfer.
     (a) The shares of capital stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted, and the shares of Common Stock into which the capital stock may be converted, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (b) Each certificate representing the shares of capital stock into which the outstanding principal amount of, and accrued interest on, this Note may be converted, and the shares of Common Stock into which such shares of capital stock may be converted, shall bear a legend substantially in the following form:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     (c) This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.
4. Prepayment of Principal.
The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid in whole or in part, without the consent of the holder of this Note, subject to the right of the holder hereof to convert the outstanding principal and accrued interest in accordance with Section 2 hereof.
5. Subordination.
     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred.

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“Senior Indebtedness” means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under leases of real or personal property, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness or obligations described in (i), (ii) and (iii) above, and (v) any other indebtedness of the Company that the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.
     (b) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.
     (c) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 5 shall, as between the holders of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.
     (d) Rights of Holders Unimpaired. The provisions of this Section 5 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
     (e) Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any

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holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.
     (f) Payments on Subordinated Notes. The Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.
6. Default.
The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:
     (a) If default shall be made in the payment of any installment of principal on this Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or
     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or
     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days; or

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     (d) If the Maker shall fail to perform any covenant, condition or agreement under this Note; or
     (e) If there shall be an occurrence of a breach or default by the Maker under any agreement, instrument or obligation to which the Maker is a party or by which it is bound involving any obligation of the Maker which singly or in the aggregate is greater than $25,000; or
     (f) If there shall be an occurrence of a default by the Maker under any loan agreement, note or related documentation in connection with Senior Indebtedness; or
     (g) If any material adverse change shall have occurred in (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker, (ii) the ability of the Maker to perform its obligations under this Note, or (iii) the ability of the Lender to enforce any of its rights or remedies with respect to the obligations of the Maker under this Note.
7. Note Register.
     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration of this Note.
     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.
8. Representations and Warranties. The Maker represents and warrants to the Lender that:
     (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Debtor’s business, operations, properties, assets, prospects or condition (financial or otherwise);
     (b) the Maker has the full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;
     (c) this Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and

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     (d) the execution, delivery and performance by the Maker of this Note do not (i) violate any provisions of the Maker’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
9. Negative Covenants. The Maker shall not:
     (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease) or in respect of any other financing arrangements, except for (i) the obligations under this Note and any Senior Indebtedness and (ii) equipment financing arrangements with lenders that are secured by the purchased equipment;
     (b) create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance (collectively, a “Security Interest”) on or in the assets or property of the Maker, or in any portion thereof, except for (i) the granting of non-exclusive licenses of intellectual property in the ordinary course of business and on reasonable and customary terms and conditions and (ii) any Security Interest granted to a holder of Senior Indebtedness;
     (c) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock or other equity or ownership interest in the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans, or (ii) sell, lease, transfer or otherwise dispose of any assets or property of the Maker, or attempt to or contract to do so, other than (A) the sale of inventory and the granting of non-exclusive licenses of intellectual property, each in the ordinary course of business and (B) the disposal of worn-out or obsolete equipment; or
     (d) dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the stock or assets of any other entity.
10. Representations and Warranties of the Holder.
     The holder of this Note hereby represents and warrants as follows:
     (a) The holder is acquiring this Note and any shares that may be issuable upon conversion thereof, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.
     (b) The holder has full power and authority to enter into and perform its obligations under this Note in accordance with its respective terms. The holder, if it is an entity, represents that it has not been organized, reorganized or recapitalized specifically for the purpose of

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investment in the Company. The holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the holder the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the holder; the holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; and the holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the holder’s investment in this Note will not cause such overall commitment to become excessive.
     (c) The holder is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.
11. General.
     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and permitted assigns.
     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.
     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.
     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.
     (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:
          If to the holder, at his or its address set forth on the signature page hereof.

If to the Company:	NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attention: President
     (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston, Massachusetts shall be a legal

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holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.
     (g) No Rights as Shareholder. Until the conversion of this Note, the holder of this Note shall not have or exercise any rights by virtue hereof as a shareholder of the Company.
     (h) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.
     (i) Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
     (j) Corporate Approvals. Upon receipt of notice of conversion by the holder hereof pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly authorize such number of shares of Series C Preferred Stock and Common Stock as shall be necessary to give full effect to the conversion privileges of such holder.
IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

NITROSECURITY, INC.
By:	/s/ Brian Doherty
	Name:	Brian Doherty
	Title:	Chief Financial Officer

HOLDER: BROOKLINE VENTURE PARTNERS I, LLC
By:	/s/ Mark Goodman
	Name:	Mark Goodman
	Title:	Manager
Address:		20 William Street, Suite G55 Wellesley, MA 02481

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SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO PROMISSORY NOTE (REVOLVING)
OF NITROSECURITY, INC.
DATED NOVEMBER 21, 2006

Principal		Principal
Amount of		Amount	Unpaid
Advance	Date	Paid	Balance
$250,000.00	11/21/2006
$250,000.00	12/11/2006
$250,000.00	12/28/2006

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.
NITROSECURITY, INC.
Convertible Non-Transferable Note Due December 31, 2007

$143,990.39	December 22, 2006

NitroSecurity, Inc., a Delaware corporation (the “Company” or the “Maker”), for value received, hereby promises to pay to FA Private Equity Fund IV, L.P. (the “Lender”), or registered assigns, the principal sum of One Hundred Forty Three Thousand Nine Hundred Ninety and 39/100 Dollars ($143,990.39) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) on December 31, 2007 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of eight percent (8%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note; provided, however, that the aggregate unpaid principal amount of all Advances, and all accrued interest thereon, shall be due and payable in full upon the consummation of (i) an Investor Sale or (ii) a Company Sale.
For the purposes hereof, an “Investor Sale” shall mean the consummation of the sale of shares of capital stock of the Company (other than a sale of shares of capital stock of the Company to officers, directors or employees of, or consultants to, the Company in their respective capacities as such) after the date hereof which results in aggregate gross proceeds (in one closing or a series of closings) to the Company of not less than $3,500,000. For the purposes hereof, a “Company Sale” shall mean the sale of all or substantially all of the business or assets of the Company to persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including a transaction or transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).
1. Advances. From time to time prior to the Maturity Date, and so long as no Event of Default (as defined in Section 6) exists, the Lender shall make advances (the “Advances”) to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $143,990.39. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least three business days prior to the requested date of such Advance and shall specify the date of such Advance and the amount of such Advance. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.
2. Conversion. This Note shall be subject to conversion as set forth below:
     (a) General.
          (i) Optional Conversion. The holder of this Note shall have the right, at its option, at any time prior to the close of business on December 31, 2007 to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of Series C Preferred Stock of the Company, at the Conversion Price. The Conversion Price shall be 85% of the applicable conversion price for the Series C Preferred Stock pursuant to the Certificate of Incorporation of the Company. Upon such conversion of this Note, subject to the provisions of Section 2(c) below, the holder of this Note shall be entitled to a number of shares of Series C Preferred Stock determined by dividing (i) the then outstanding principal amount of this Note and accrued interest thereon by (ii) the Conversion Price. In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the entire principal amount of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. No partial conversions of this Note shall be permitted.
          (ii) Company Sale Conversion. The Company shall cause notice of a Company Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least twenty (20) days prior to the consummation of such Company Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within ten (10) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iii) Investor Sale Conversion. The Company shall cause notice of an Investor Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least five (5) days prior to the date fixed for the closing of such Investor Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within two (2) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iv) Adjustment of Conversion Price. In case the Company shall:
               (1) declare a dividend of Common Stock on its Common Stock,

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               (2) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,
               (3) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or
               (4) take any of the actions set forth in the prior clauses (1) through (3) above with respect to the Series C Preferred Stock, then, to the extent appropriate adjustment of the foregoing is not reflected through the terms of the Company’s Certificate of Incorporation, the number of shares of preferred stock or other capital stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon a conversion of this Note the number of shares of preferred stock or other capital stock which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.
In each such case in clauses (1), (2), (3) or (4), the adjustment made pursuant to this Section 2(a)(iv) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(iv), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.
     (b) Mechanics of Conversion.
          (i) When surrendered for conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof.
          (ii) Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the holder to receive shares of capital stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

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     (c) Fractional Shares. No fractional shares of capital stock shall be issuable upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the applicable Conversion Price.
     (d) Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
3. Requirements for Transfer.
     (a) The shares of capital stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted, and the shares of Common Stock into which the capital stock may be converted, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (b) Each certificate representing the shares of capital stock into which the outstanding principal amount of, and accrued interest on, this Note may be converted, and the shares of Common Stock into which such shares of capital stock may be converted, shall bear a legend substantially in the following form:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     (c) This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.
4. Prepayment of Principal.
     The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid in whole or in part, without the consent of the holder of this Note, subject to the right of the holder hereof to convert the outstanding principal and accrued interest in accordance with Section 2 hereof.
5. Subordination.
     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred.

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“Senior Indebtedness” means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under leases of real or personal property, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness or obligations described in (i), (ii) and (iii) above, and (v) any other indebtedness of the Company that the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.
     (b) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.
     (c) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 5 shall, as between the holders of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.
     (d) Rights of Holders Unimpaired. The provisions of this Section 5 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
     (e) Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any

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holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.
     (f) Payments on Subordinated Notes. The Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.
6. Default.
The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:
     (a) If default shall be made in the payment of any installment of principal on this Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or
     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or
     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days; or

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     (d) If the Maker shall fail to perform any covenant, condition or agreement under this Note; or
     (e) If there shall be an occurrence of a breach or default by the Maker under any agreement, instrument or obligation to which the Maker is a party or by which it is bound involving any obligation of the Maker which singly or in the aggregate is greater than $25,000; or
     (f) If there shall be an occurrence of a default by the Maker under any loan agreement, note or related documentation in connection with Senior Indebtedness; or
     (g) If any material adverse change shall have occurred in (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker, (ii) the ability of the Maker to perform its obligations under this Note, or (iii) the ability of the Lender to enforce any of its rights or remedies with respect to the obligations of the Maker under this Note.
7. Note Register.
     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration of this Note.
     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.
8. Representations and Warranties. The Maker represents and warrants to the Lender that:
     (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Debtor’s business, operations, properties, assets, prospects or condition (financial or otherwise);
     (b) the Maker has the full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;
     (c) this Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and

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     (d) the execution, delivery and performance by the Maker of this Note do not (i) violate any provisions of the Maker’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
9. Negative Covenants. The Maker shall not:
     (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease) or in respect of any other financing arrangements, except for (i) the obligations under this Note and any Senior Indebtedness and (ii) equipment financing arrangements with lenders that are secured by the purchased equipment;
     (b) create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance (collectively, a “Security Interest”) on or in the assets or property of the Maker, or in any portion thereof, except for (i) the granting of non-exclusive licenses of intellectual property in the ordinary course of business and on reasonable and customary terms and conditions and (ii) any Security Interest granted to a holder of Senior Indebtedness;
     (c) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock or other equity or ownership interest in the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans, or (ii) sell, lease, transfer or otherwise dispose of any assets or property of the Maker, or attempt to or contract to do so, other than (A) the sale of inventory and the granting of non-exclusive licenses of intellectual property, each in the ordinary course of business and (B) the disposal of worn-out or obsolete equipment; or
     (d) dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the stock or assets of any other entity.
10. Representations and Warranties of the Holder.
     The holder of this Note hereby represents and warrants as follows:
     (a) The holder is acquiring this Note and any shares that may be issuable upon conversion thereof, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.
     (b) The holder has full power and authority to enter into and perform its obligations under this Note in accordance with its respective terms. The holder, if it is an entity, represents that it has not been organized, reorganized or recapitalized specifically for the purpose of

8

investment in the Company. The holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the holder the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the holder; the holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; and the holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the holder’s investment in this Note will not cause such overall commitment to become excessive.
     (c) The holder is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.
11. General.
     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and permitted assigns.
     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.
     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.
     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.
     (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:
          If to the holder, at his or its address set forth on the signature page hereof.

If to the Company:	NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attention: President
     (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston, Massachusetts shall be a legal

9

holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.
     (g) No Rights as Shareholder. Until the conversion of this Note, the holder of this Note shall not have or exercise any rights by virtue hereof as a shareholder of the Company.
     (h) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.
     (i) Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
     (j) Corporate Approvals. Upon receipt of notice of conversion by the holder hereof pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly authorize such number of shares of Series C Preferred Stock and Common Stock as shall be necessary to give full effect to the conversion privileges of such holder.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

NITROSECURITY, INC.
By:	/s/ Brian Doherty
	Name:	Brian Doherty
	Title:	Chief Financial Officer

HOLDER: FA PRIVATE EQUITY FUND IV, L.P.
By:	FA PRIVATE EQUITY MANAGEMENT
IV, L.L.C., its general member

By:	FIRST ANALYSIS PRIVATE EQUITY
MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., its managing member

By:	FIRST ANALYSIS CORPORATION, its manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Address: c/o First Analysis Corporation One South Wacker Drive, Suite 3900 Chicago, IL 60606

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SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO PROMISSORY NOTE (REVOLVING)
OF NITROSECURITY, INC.
DATED DECEMBER 22, 2006

Principal		Principal
Amount of		Amount	Unpaid
Advance	Date	Paid	Balance
$143,990.39	12/22/2006

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.
NITROSECURITY, INC.
Convertible Non-Transferable Note Due December 31, 2007

$6,016.28	December 22, 2006

NitroSecurity, Inc., a Delaware corporation (the “Company” or the “Maker”), for value received, hereby promises to pay to FA Private Equity Fund IV GmbH & Co. Beteiligungs KG (the “Lender”), or registered assigns, the principal sum of Six Thousand Sixteen and 28/100 Dollars ($6,016.28) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) on December 31, 2007 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of eight percent (8%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note; provided, however, that the aggregate unpaid principal amount of all Advances, and all accrued interest thereon, shall be due and payable in full upon the consummation of (i) an Investor Sale or (ii) a Company Sale.
For the purposes hereof, an “Investor Sale” shall mean the consummation of the sale of shares of capital stock of the Company (other than a sale of shares of capital stock of the Company to officers, directors or employees of, or consultants to, the Company in their respective capacities as such) after the date hereof which results in aggregate gross proceeds (in one closing or a series of closings) to the Company of not less than $3,500,000. For the purposes hereof, a “Company Sale” shall mean the sale of all or substantially all of the business or assets of the Company to persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including a transaction or transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).
1. Advances. From time to time prior to the Maturity Date, and so long as no Event of Default (as defined in Section 6) exists, the Lender shall make advances (the “Advances”) to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $6,016.28. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least three business days prior to the requested date of such Advance and shall specify the date of such Advance and the amount of such Advance. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.
2. Conversion. This Note shall be subject to conversion as set forth below:
     (a) General.
          (i) Optional Conversion. The holder of this Note shall have the right, at its option, at any time prior to the close of business on December 31, 2007 to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of Series C Preferred Stock of the Company, at the Conversion Price. The Conversion Price shall be 85% of the applicable conversion price for the Series C Preferred Stock pursuant to the Certificate of Incorporation of the Company. Upon such conversion of this Note, subject to the provisions of Section 2(c) below, the holder of this Note shall be entitled to a number of shares of Series C Preferred Stock determined by dividing (i) the then outstanding principal amount of this Note and accrued interest thereon by (ii) the Conversion Price. In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the entire principal amount of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. No partial conversions of this Note shall be permitted.
          (ii) Company Sale Conversion. The Company shall cause notice of a Company Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least twenty (20) days prior to the consummation of such Company Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within ten (10) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iii) Investor Sale Conversion. The Company shall cause notice of an Investor Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least five (5) days prior to the date fixed for the closing of such Investor Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within two (2) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iv) Adjustment of Conversion Price. In case the Company shall:
               (1) declare a dividend of Common Stock on its Common Stock,

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               (2) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,
               (3) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or
               (4) take any of the actions set forth in the prior clauses (1) through (3) above with respect to the Series C Preferred Stock, then, to the extent appropriate adjustment of the foregoing is not reflected through the terms of the Company’s Certificate of Incorporation, the number of shares of preferred stock or other capital stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon a conversion of this Note the number of shares of preferred stock or other capital stock which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.
In each such case in clauses (1), (2), (3) or (4), the adjustment made pursuant to this Section 2(a)(iv) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(iv), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.
     (b) Mechanics of Conversion.
          (i) When surrendered for conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof.
          (ii) Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the holder to receive shares of capital stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

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     (c) Fractional Shares. No fractional shares of capital stock shall be issuable upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the applicable Conversion Price.
     (d) Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
3. Requirements for Transfer.
     (a) The shares of capital stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted, and the shares of Common Stock into which the capital stock may be converted, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (b) Each certificate representing the shares of capital stock into which the outstanding principal amount of, and accrued interest on, this Note may be converted, and the shares of Common Stock into which such shares of capital stock may be converted, shall bear a legend substantially in the following form:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     (c) This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.
4. Prepayment of Principal.
     The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid in whole or in part, without the consent of the holder of this Note, subject to the right of the holder hereof to convert the outstanding principal and accrued interest in accordance with Section 2 hereof.
5. Subordination.
     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred.

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“Senior Indebtedness” means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under leases of real or personal property, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness or obligations described in (i), (ii) and (iii) above, and (v) any other indebtedness of the Company that the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.
     (b) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.
     (c) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 5 shall, as between the holders of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.
     (d) Rights of Holders Unimpaired. The provisions of this Section 5 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
     (e) Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any

5

holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.
     (f) Payments on Subordinated Notes. The Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.
6. Default.
The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:
     (a) If default shall be made in the payment of any installment of principal on this Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or
     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or
     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days; or

6

     (d) If the Maker shall fail to perform any covenant, condition or agreement under this Note; or
     (e) If there shall be an occurrence of a breach or default by the Maker under any agreement, instrument or obligation to which the Maker is a party or by which it is bound involving any obligation of the Maker which singly or in the aggregate is greater than $25,000; or
     (f) If there shall be an occurrence of a default by the Maker under any loan agreement, note or related documentation in connection with Senior Indebtedness; or
     (g) If any material adverse change shall have occurred in (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker, (ii) the ability of the Maker to perform its obligations under this Note, or (iii) the ability of the Lender to enforce any of its rights or remedies with respect to the obligations of the Maker under this Note.
7. Note Register.
     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration of this Note.
     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.
8. Representations and Warranties. The Maker represents and warrants to the Lender that:
     (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Debtor’s business, operations, properties, assets, prospects or condition (financial or otherwise);
     (b) the Maker has the full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;
     (c) this Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and

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     (d) the execution, delivery and performance by the Maker of this Note do not (i) violate any provisions of the Maker’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
9. Negative Covenants. The Maker shall not:
     (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease) or in respect of any other financing arrangements, except for (i) the obligations under this Note and any Senior Indebtedness and (ii) equipment financing arrangements with lenders that are secured by the purchased equipment;
     (b) create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance (collectively, a “Security Interest”) on or in the assets or property of the Maker, or in any portion thereof, except for (i) the granting of non-exclusive licenses of intellectual property in the ordinary course of business and on reasonable and customary terms and conditions and (ii) any Security Interest granted to a holder of Senior Indebtedness;
     (c) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock or other equity or ownership interest in the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans, or (ii) sell, lease, transfer or otherwise dispose of any assets or property of the Maker, or attempt to or contract to do so, other than (A) the sale of inventory and the granting of non-exclusive licenses of intellectual property, each in the ordinary course of business and (B) the disposal of worn-out or obsolete equipment; or
     (d) dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the stock or assets of any other entity.
10. Representations and Warranties of the Holder.
     The holder of this Note hereby represents and warrants as follows:
     (a) The holder is acquiring this Note and any shares that may be issuable upon conversion thereof, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.
     (b) The holder has full power and authority to enter into and perform its obligations under this Note in accordance with its respective terms. The holder, if it is an entity, represents that it has not been organized, reorganized or recapitalized specifically for the purpose of

8

investment in the Company. The holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the holder the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the holder; the holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; and the holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the holder’s investment in this Note will not cause such overall commitment to become excessive.
     (c) The holder is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.
11. General.
     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and permitted assigns.
     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.
     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.
     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.
     (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:
          If to the holder, at his or its address set forth on the signature page hereof.

If to the Company:	NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attention: President
     (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston, Massachusetts shall be a legal

9

holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.
     (g) No Rights as Shareholder. Until the conversion of this Note, the holder of this Note shall not have or exercise any rights by virtue hereof as a shareholder of the Company.
     (h) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.
     (i) Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
     (j) Corporate Approvals. Upon receipt of notice of conversion by the holder hereof pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly authorize such number of shares of Series C Preferred Stock and Common Stock as shall be necessary to give full effect to the conversion privileges of such holder.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

NITROSECURITY, INC.
By:	/s/ Brian Doherty
	Name:	Brian Doherty
	Title:	Chief Financial Officer

HOLDER: FA PRIVATE EQUITY FUND IV GMBH & CO. BETEILIGUNGS KG
By:	FA PRIVATE EQUITY MANAGEMENT
IV, L.L.C., its managing limited partner

By:	FIRST ANALYSIS PRIVATE EQUITY
MANAGEMENT COMPANY IV, L.L.C.,
its managing member

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., its managing member

By:	FIRST ANALYSIS CORPORATION, its
manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Address: c/o First Analysis Corporation One South Wacker Drive, Suite 3900 Chicago, IL 60606

11

SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO PROMISSORY NOTE (REVOLVING)
OF NITROSECURITY, INC.
DATED DECEMBER 22, 2006

Principal		Principal
Amount of		Amount	Unpaid
Advance	Date	Paid	Balance
$6,016.28	12/22/2006

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.
NITROSECURITY, INC.
Convertible Non-Transferable Note Due December 31, 2007

$96,289.59	December 22, 2006

NitroSecurity, Inc., a Delaware corporation (the “Company” or the “Maker”), for value received, hereby promises to pay to The Productivity Fund IV, L.P. (the “Lender”), or registered assigns, the principal sum of Ninety Six Thousand Two Hundred Eighty Nine and 59/100 Dollars ($96,289.59) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) on December 31, 2007 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of eight percent (8%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note; provided, however, that the aggregate unpaid principal amount of all Advances, and all accrued interest thereon, shall be due and payable in full upon the consummation of (i) an Investor Sale or (ii) a Company Sale.
For the purposes hereof, an “Investor Sale” shall mean the consummation of the sale of shares of capital stock of the Company (other than a sale of shares of capital stock of the Company to officers, directors or employees of, or consultants to, the Company in their respective capacities as such) after the date hereof which results in aggregate gross proceeds (in one closing or a series of closings) to the Company of not less than $3,500,000. For the purposes hereof, a “Company Sale” shall mean the sale of all or substantially all of the business or assets of the Company to persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including a transaction or transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).
1. Advances. From time to time prior to the Maturity Date, and so long as no Event of Default (as defined in Section 6) exists, the Lender shall make advances (the “Advances”) to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $96,289.59. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least three business days prior to the requested date of such Advance and shall specify the date of such Advance and the amount of such Advance. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.
2. Conversion. This Note shall be subject to conversion as set forth below:
     (a) General.
          (i) Optional Conversion. The holder of this Note shall have the right, at its option, at any time prior to the close of business on December 31, 2007 to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of Series C Preferred Stock of the Company, at the Conversion Price. The Conversion Price shall be 85% of the applicable conversion price for the Series C Preferred Stock pursuant to the Certificate of Incorporation of the Company. Upon such conversion of this Note, subject to the provisions of Section 2(c) below, the holder of this Note shall be entitled to a number of shares of Series C Preferred Stock determined by dividing (i) the then outstanding principal amount of this Note and accrued interest thereon by (ii) the Conversion Price. In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the entire principal amount of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. No partial conversions of this Note shall be permitted.
          (ii) Company Sale Conversion. The Company shall cause notice of a Company Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least twenty (20) days prior to the consummation of such Company Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within ten (10) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iii) Investor Sale Conversion. The Company shall cause notice of an Investor Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least five (5) days prior to the date fixed for the closing of such Investor Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within two (2) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iv) Adjustment of Conversion Price. In case the Company shall:
               (1) declare a dividend of Common Stock on its Common Stock,

               (2) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,
               (3) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or
               (4) take any of the actions set forth in the prior clauses (1) through (3) above with respect to the Series C Preferred Stock, then, to the extent appropriate adjustment of the foregoing is not reflected through the terms of the Company’s Certificate of Incorporation, the number of shares of preferred stock or other capital stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon a conversion of this Note the number of shares of preferred stock or other capital stock which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.
In each such case in clauses (1), (2), (3) or (4), the adjustment made pursuant to this Section 2(a)(iv) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(iv), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.
     (b) Mechanics of Conversion.
          (i) When surrendered for conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof.
          (ii) Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the holder to receive shares of capital stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

     (c) Fractional Shares. No fractional shares of capital stock shall be issuable upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the applicable Conversion Price.
     (d) Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
3. Requirements for Transfer.
     (a) The shares of capital stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted, and the shares of Common Stock into which the capital stock may be converted, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (b) Each certificate representing the shares of capital stock into which the outstanding principal amount of, and accrued interest on, this Note may be converted, and the shares of Common Stock into which such shares of capital stock may be converted, shall bear a legend substantially in the following form:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     (c) This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.
4. Prepayment of Principal.
     The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid in whole or in part, without the consent of the holder of this Note, subject to the right of the holder hereof to convert the outstanding principal and accrued interest in accordance with Section 2 hereof.
5. Subordination.
     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred.

“Senior Indebtedness” means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under leases of real or personal property, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness or obligations described in (i), (ii) and (iii) above, and (v) any other indebtedness of the Company that the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.
     (b) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.
     (c) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 5 shall, as between the holders of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.
     (d) Rights of Holders Unimpaired. The provisions of this Section 5 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
     (e) Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.
     (f) Payments on Subordinated Notes. The Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.
6. Default.
     The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:
     (a) If default shall be made in the payment of any installment of principal on this Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or
     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or
     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days; or

     (d) If the Maker shall fail to perform any covenant, condition or agreement under this Note; or
     (e) If there shall be an occurrence of a breach or default by the Maker under any agreement, instrument or obligation to which the Maker is a party or by which it is bound involving any obligation of the Maker which singly or in the aggregate is greater than $25,000; or
     (f) If there shall be an occurrence of a default by the Maker under any loan agreement, note or related documentation in connection with Senior Indebtedness; or
     (g) If any material adverse change shall have occurred in (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker, (ii) the ability of the Maker to perform its obligations under this Note, or (iii) the ability of the Lender to enforce any of its rights or remedies with respect to the obligations of the Maker under this Note.
7. Note Register.
     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration of this Note.
     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.
8. Representations and Warranties. The Maker represents and warrants to the Lender that:
     (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Debtor’s business, operations, properties, assets, prospects or condition (financial or otherwise);
     (b) the Maker has the full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;
     (c) this Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and

     (d) the execution, delivery and performance by the Maker of this Note do not (i) violate any provisions of the Maker’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
9. Negative Covenants. The Maker shall not:
     (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease) or in respect of any other financing arrangements, except for (i) the obligations under this Note and any Senior Indebtedness and (ii) equipment financing arrangements with lenders that are secured by the purchased equipment;
     (b) create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance (collectively, a “Security Interest”) on or in the assets or property of the Maker, or in any portion thereof, except for (i) the granting of non-exclusive licenses of intellectual property in the ordinary course of business and on reasonable and customary terms and conditions and (ii) any Security Interest granted to a holder of Senior Indebtedness;
     (c) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock or other equity or ownership interest in the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans, or (ii) sell, lease, transfer or otherwise dispose of any assets or property of the Maker, or attempt to or contract to do so, other than (A) the sale of inventory and the granting of non-exclusive licenses of intellectual property, each in the ordinary course of business and (B) the disposal of worn-out or obsolete equipment; or
     (d) dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the stock or assets of any other entity.
10. Representations and Warranties of the Holder.
     The holder of this Note hereby represents and warrants as follows:
     (a) The holder is acquiring this Note and any shares that may be issuable upon conversion thereof, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.
     (b) The holder has full power and authority to enter into and perform its obligations under this Note in accordance with its respective terms. The holder, if it is an entity, represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investment in the Company. The holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the holder the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the holder; the holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; and the holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the holder’s investment in this Note will not cause such overall commitment to become excessive.
     (c) The holder is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.
11. General.
     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and permitted assigns.
     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.
     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.
     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.
     (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:
          If to the holder, at his or its address set forth on the signature page hereof.

If to the Company:	NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attention: President
     (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston, Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.
     (g) No Rights as Shareholder. Until the conversion of this Note, the holder of this Note shall not have or exercise any rights by virtue hereof as a shareholder of the Company.
     (h) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.
     (i) Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
     (j) Corporate Approvals. Upon receipt of notice of conversion by the holder hereof pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly authorize such number of shares of Series C Preferred Stock and Common Stock as shall be necessary to give full effect to the conversion privileges of such holder.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

NITROSECURITY, INC.
By:	/s/ Brian Doherty
	Name:	Brian Doherty
	Title:	Chief Financial Officer

HOLDER: THE PRODUCTIVITY FUND IV, L.P.
By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C., its general partner

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., a member

By:	FIRST ANALYSIS CORPORATION, its
manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Address: c/o First Analysis Corporation One South Wacker Drive, Suite 3900 Chicago, IL 60606

SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO PROMISSORY NOTE (REVOLVING)
OF NITROSECURITY, INC.
DATED DECEMBER 22, 2006

Principal		Principal
Amount of		Amount	Unpaid
Advance	Date	Paid	Balance
$96,289.59	12/22/2006

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 3 OF THIS NOTE.
NITROSECURITY, INC.
Convertible Non-Transferable Note Due December 31, 2007

$3,703.74	December 22, 2006

NitroSecurity, Inc., a Delaware corporation (the “Company” or the “Maker”), for value received, hereby promises to pay to The Productivity Fund IV Advisors Fund, L.P. (the “Lender”), or registered assigns, the principal sum of Three Thousand Seven Hundred Three and 74/100 Dollars ($3,703.74) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) on December 31, 2007 (the “Maturity Date”), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of eight percent (8%) per annum, such interest to be due and payable on the Maturity Date, in each such case subject to earlier conversion pursuant to the provisions of Section 2 of this Note; provided, however, that the aggregate unpaid principal amount of all Advances, and all accrued interest thereon, shall be due and payable in full upon the consummation of (i) an Investor Sale or (ii) a Company Sale.
For the purposes hereof, an “Investor Sale” shall mean the consummation of the sale of shares of capital stock of the Company (other than a sale of shares of capital stock of the Company to officers, directors or employees of, or consultants to, the Company in their respective capacities as such) after the date hereof which results in aggregate gross proceeds (in one closing or a series of closings) to the Company of not less than $3,500,000. For the purposes hereof, a “Company Sale” shall mean the sale of all or substantially all of the business or assets of the Company to persons (other than the holders of a majority of the voting equity of the Company) in a transaction or a series of related transactions (other than a transaction or transactions in the nature of a financing) whether by merger, sale of assets, acquisition of a majority of the equity securities of the Company or otherwise (including a transaction or transactions where the Company is the successor entity but existing equity holders of the Company immediately prior to the transaction or transactions do not own a majority of the voting securities of the Company following such transaction or transactions).
1. Advances. From time to time prior to the Maturity Date, and so long as no Event of Default (as defined in Section 6) exists, the Lender shall make advances (the “Advances”) to the Maker, and the Maker may borrow funds from the Lender hereunder, provided that the aggregate principal amount of all Advances shall in no event exceed $3,703.74. Each request for an Advance shall be made by the Maker in writing, delivered to the Lender at least three business days prior to the requested date of such Advance and shall specify the date of such Advance and the amount of such Advance. The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder, provided, however, that any failure to so record any Advance or payment shall not in any manner affect the obligation of the Maker to repay any Advance in accordance with the terms hereof.
     2. Conversion. This Note shall be subject to conversion as set forth below:
     (a) General.
          (i) Optional Conversion. The holder of this Note shall have the right, at its option, at any time prior to the close of business on December 31, 2007 to convert the entire outstanding principal amount of this Note and accrued interest thereon into fully-paid and non-assessable shares of Series C Preferred Stock of the Company, at the Conversion Price. The Conversion Price shall be 85% of the applicable conversion price for the Series C Preferred Stock pursuant to the Certificate of Incorporation of the Company. Upon such conversion of this Note, subject to the provisions of Section 2(c) below, the holder of this Note shall be entitled to a number of shares of Series C Preferred Stock determined by dividing (i) the then outstanding principal amount of this Note and accrued interest thereon by (ii) the Conversion Price. In order to exercise this optional conversion privilege, the holder of this Note shall surrender this Note to the Company during usual business hours at the Company’s principal executive office, accompanied by written notice in form satisfactory to the Company that the holder elects to convert the entire principal amount of this Note and accrued interest. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. No partial conversions of this Note shall be permitted.
          (ii) Company Sale Conversion. The Company shall cause notice of a Company Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least twenty (20) days prior to the consummation of such Company Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within ten (10) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iii) Investor Sale Conversion. The Company shall cause notice of an Investor Sale to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register (as defined in Section 7(a) below), at least five (5) days prior to the date fixed for the closing of such Investor Sale. In the event the holder of this Note elects to convert this Note pursuant to this Section 2(a), the holder shall, within two (2) days of receiving such notice from the Company, surrender this Note at the place designated in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Series C Preferred Stock that shall be issuable on such conversion shall be issued. The Conversion Price shall be the Conversion Price, as set forth in Section 2(a)(i).
          (iv) Adjustment of Conversion Price. In case the Company shall:
               (1) declare a dividend of Common Stock on its Common Stock,

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               (2) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification, stock split or otherwise,
               (3) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, or
               (4) take any of the actions set forth in the prior clauses (1) through (3) above with respect to the Series C Preferred Stock, then, to the extent appropriate adjustment of the foregoing is not reflected through the terms of the Company’s Certificate of Incorporation, the number of shares of preferred stock or other capital stock issuable upon conversion of this Note immediately prior to any such event shall be adjusted proportionately so that thereafter the holder of this Note shall be entitled to receive upon a conversion of this Note the number of shares of preferred stock or other capital stock which such holder would have owned after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event, provided that the Conversion Price shall in no event be reduced to less than the par value of the shares issuable upon conversion.
In each such case in clauses (1), (2), (3) or (4), the adjustment made pursuant to this Section 2(a)(iv) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. In case the Company proposes to take any action referred to in this Section 2(a)(iv), or to effect the liquidation, dissolution or winding up of the Company, then the Company shall cause notice thereof to be mailed to the registered holder of this Note, at such holder’s address appearing in the Note Register, at least twenty (20) days prior to the date on which the transfer books of the Company shall close or a record be taken for such stock dividend or the date when such reclassification, liquidation, dissolution or winding up shall be effective, as the case may be.
     (b) Mechanics of Conversion.
          (i) When surrendered for conversion this Note shall, unless the shares issuable on conversion are to be issued in the same name as the name in which this Note is then registered, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his or its duly authorized attorney. As promptly as practicable after the surrender of this Note for conversion, the Company shall deliver or cause to be delivered at its principal executive office to the holder, or on the holder’s written order, a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof.
          (ii) Immediately upon surrender of this Note for conversion as herein provided, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the conversion date, except only the right of the holder to receive shares of capital stock in exchange therefor. This Note, when so surrendered for conversion, shall be cancelled.

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     (c) Fractional Shares. No fractional shares of capital stock shall be issuable upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the applicable Conversion Price.
     (d) Securities Act of 1933. Upon conversion of this Note, the registered holder may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that the shares issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
3. Requirements for Transfer.
     (a) The shares of capital stock into which the outstanding principal amount of this Note together with accrued interest thereon may be converted, and the shares of Common Stock into which the capital stock may be converted, shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
     (b) Each certificate representing the shares of capital stock into which the outstanding principal amount of, and accrued interest on, this Note may be converted, and the shares of Common Stock into which such shares of capital stock may be converted, shall bear a legend substantially in the following form:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     (c) This Note shall not be assigned or transferred, voluntarily or by operation of law. Any attempted assignment or transfer shall be void.
4. Prepayment of Principal.
The principal indebtedness represented by this Note, together with all unpaid accrued interest thereon, may be prepaid in whole or in part, without the consent of the holder of this Note, subject to the right of the holder hereof to convert the outstanding principal and accrued interest in accordance with Section 2 hereof.
5. Subordination.
     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred.

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“Senior Indebtedness” means the principal of, and premium, if any, and interest on (i) all indebtedness of the Company for monies borrowed from banks, trust companies, insurance companies and other financial institutions, including commercial paper and accounts receivable sold or assigned by the Company to such institutions, (ii) obligations of the Company as lessee under leases of real or personal property, (iii) principal of, and premium, if any, and interest on any indebtedness or obligations of others of the kinds described in (i) and (ii) above assumed or guaranteed in any manner by the Company, (iv) deferrals, renewals, extensions and refundings of any such indebtedness or obligations described in (i), (ii) and (iii) above, and (v) any other indebtedness of the Company that the Company and the holder of this Note may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness.
     (b) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.
     (c) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the subordination provisions of this Section 5 shall, as between the holders of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.
     (d) Rights of Holders Unimpaired. The provisions of this Section 5 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.
     (e) Holders of Senior Indebtedness. These provisions regarding subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they were named therein, and they or any of them may proceed to enforce such subordination. The holder of this Note shall execute and deliver to any

5

holder of Senior Indebtedness (i) any such instrument as such holder of Senior Indebtedness may request in order to confirm the subordination of this Note to such Senior Indebtedness upon the terms set forth in this Note, and (ii) any powers of attorney specifically confirming the rights of holders of Senior Indebtedness to enforce such subordination and all such proofs of claim, assignments of claim and other instruments as may be requested by the holders of Senior Indebtedness or their representatives to enforce all claims upon or in respect of this Note.
     (f) Payments on Subordinated Notes. The Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.
6. Default.
The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, if any one of the following events (each, an “Event of Default”) shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:
     (a) If default shall be made in the payment of any installment of principal on this Note, or of any installment of interest on this Note, and if any such default shall remain unremedied for ten (10) days; or
     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or
     (c) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days; or

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     (d) If the Maker shall fail to perform any covenant, condition or agreement under this Note; or
     (e) If there shall be an occurrence of a breach or default by the Maker under any agreement, instrument or obligation to which the Maker is a party or by which it is bound involving any obligation of the Maker which singly or in the aggregate is greater than $25,000; or
     (f) If there shall be an occurrence of a default by the Maker under any loan agreement, note or related documentation in connection with Senior Indebtedness; or
     (g) If any material adverse change shall have occurred in (i) the business, operations, properties, assets or condition (financial or otherwise) of the Maker, (ii) the ability of the Maker to perform its obligations under this Note, or (iii) the ability of the Lender to enforce any of its rights or remedies with respect to the obligations of the Maker under this Note.
7. Note Register.
     (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the “Note Register”), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration of this Note.
     (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.
8. Representations and Warranties. The Maker represents and warrants to the Lender that:
     (a) the Maker is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where the nature of its business or the location or ownership of its properties requires such qualification and where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Debtor’s business, operations, properties, assets, prospects or condition (financial or otherwise);
     (b) the Maker has the full corporate power and authority to execute and deliver this Note and to perform all of the obligations hereunder, and all necessary corporate action has been taken to execute and deliver this Note and to make the borrowings hereunder;
     (c) this Note constitutes the legal, valid, and binding obligations of the Maker, enforceable against the Maker in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws generally affecting the enforcement of the rights of creditors; and

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     (d) the execution, delivery and performance by the Maker of this Note do not (i) violate any provisions of the Maker’s Certificate of Incorporation, bylaws or any contract, agreement, law, regulation, order, decree or writ to which the Maker or any of its properties are subject, or (ii) require the consent or approval of any person, entity or authority that has not been obtained, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of any of the foregoing.
9. Negative Covenants. The Maker shall not:
     (a) create, incur, assume, guaranty, become liable with respect to (contingently or otherwise), or permit to be outstanding any indebtedness for money borrowed (including, without limitation, any indebtedness evidenced by any notes, instruments or agreements or in connection with any capitalized lease) or in respect of any other financing arrangements, except for (i) the obligations under this Note and any Senior Indebtedness and (ii) equipment financing arrangements with lenders that are secured by the purchased equipment;
     (b) create, permit or suffer to exist, and shall defend against and take such other action as is necessary to remove, any mortgage, lien, deed of trust, charge, pledge, security interest, license or other encumbrance (collectively, a “Security Interest”) on or in the assets or property of the Maker, or in any portion thereof, except for (i) the granting of non-exclusive licenses of intellectual property in the ordinary course of business and on reasonable and customary terms and conditions and (ii) any Security Interest granted to a holder of Senior Indebtedness;
     (c) (i) declare or pay any cash dividend, or make a distribution on, repurchase, or redeem, any class of stock or other equity or ownership interest in the Maker, other than pursuant to repurchase obligations under existing employee stock purchase or option plans, or (ii) sell, lease, transfer or otherwise dispose of any assets or property of the Maker, or attempt to or contract to do so, other than (A) the sale of inventory and the granting of non-exclusive licenses of intellectual property, each in the ordinary course of business and (B) the disposal of worn-out or obsolete equipment; or
     (d) dissolve or liquidate, or merge or consolidate with any other entity, or acquire all or substantially all of the stock or assets of any other entity.
10. Representations and Warranties of the Holder.
     The holder of this Note hereby represents and warrants as follows:
     (a) The holder is acquiring this Note and any shares that may be issuable upon conversion thereof, for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.
     (b) The holder has full power and authority to enter into and perform its obligations under this Note in accordance with its respective terms. The holder, if it is an entity, represents that it has not been organized, reorganized or recapitalized specifically for the purpose of

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investment in the Company. The holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the holder the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of this Note and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the holder; the holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; and the holder’s overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the holder’s investment in this Note will not cause such overall commitment to become excessive.
     (c) The holder is an Accredited Investor within the definition set forth in Rule 501(a) of the Securities Act.
11. General.
     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and permitted assigns.
     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.
     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.
     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.
     (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:
          If to the holder, at his or its address set forth on the signature page hereof.

If to the Company:	NitroSecurity, Inc.
230 Commerce Way, Suite 325
Portsmouth, NH 03801
Attention: President
     (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in the City of Boston, Massachusetts shall be a legal

9

holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.
     (g) No Rights as Shareholder. Until the conversion of this Note, the holder of this Note shall not have or exercise any rights by virtue hereof as a shareholder of the Company.
     (h) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.
     (i) Headings. The headings in this Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision hereof.
     (j) Corporate Approvals. Upon receipt of notice of conversion by the holder hereof pursuant to Section 2 of this Note, the Company covenants and agrees to take such actions as shall be necessary to properly authorize such number of shares of Series C Preferred Stock and Common Stock as shall be necessary to give full effect to the conversion privileges of such holder.
[Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

NITROSECURITY, INC.
By:	/s/ Brian Doherty
	Name:	Brian Doherty
	Title:	Chief Financial Officer

HOLDER: THE PRODUCTIVITY FUND IV ADVISORS FUND, L.P.
By:	FIRST ANALYSIS MANAGEMENT COMPANY IV, L.L.C., its general partner

By:	FIRST ANALYSIS VENTURE
OPERATIONS AND RESEARCH, L.L.C., a member

By:	FIRST ANALYSIS CORPORATION, its
manager

By:	/s/ Howard S. Smith
Howard S. Smith
Managing Director

Address: c/o First Analysis Corporation
One South Wacker Drive, Suite 3900
Chicago, IL 60606

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SCHEDULE OF LOAN AND PAYMENTS OF PRINCIPAL
TO PROMISSORY NOTE (REVOLVING)
OF NITROSECURITY, INC.
DATED DECEMBER 22, 2006

Principal		Principal
Amount of		Amount	Unpaid
Advance	Date	Paid	Balance
$3,703.74	12/22/2006

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